Exhibit 10.2

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT TO AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT dated as of August 23, 2022 (this “Amendment”) is entered into between SPX Enterprises, LLC, a Delaware limited liability company (the “U.S. Borrower”), and Bank of America, N.A., as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the U.S. Borrower, SPX Corporation, a Delaware corporation (the “Existing Parent”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders (including the Swingline Lender, the Issuing Lenders and the FCI Issuing Lenders) from time to time party thereto, Deutsche Bank AG, as the Foreign Trade Facility Agent, and Bank of America, N.A., as the Administrative Agent, entered into that certain Amended and Restated Credit Agreement dated as of August 12, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Existing Parent and certain other obligors party thereto from time to time entered into that certain Amended and Restated Guarantee and Collateral Agreement dated as of August 12, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, pursuant to that certain Assumption Agreement dated as of the date hereof, SPX Technologies, Inc., a Delaware corporation, will (a) become a party to the Credit Agreement and assume the obligations of the Existing Parent under the Credit Agreement and the other Loan Documents, and (b) become a Guarantor and an “Obligor” under the Guarantee and Collateral Agreement; and

WHEREAS, the parties hereto agree to amend the Credit Agreement and the Guarantee and Collateral Agreement, in each case as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)      The reference to “SPX CORPORATION” on the cover page of the Credit Agreement is amended to read “SPX TECHNOLOGIES, INC.”.

(b)     The reference to “SPX CORPORATION, a Delaware corporation (the “Parent”)” in the first paragraph of the Credit Agreement is amended to read “SPX TECHNOLOGIES, INC., a Delaware corporation (as successor-in-interest to SPX Corporation) (the “Parent”)”.

(c)      The reference to “the Parent” in the first WHEREAS clause of the Credit Agreement is amended to read “SPX Corporation, as the parent borrower”.

(d)      The reference to “the Parent” in the second WHEREAS clause of the Credit Agreement is amended to read “SPX Corporation, as the parent borrower,”.

(e)      In Section 1.1 of the Credit Agreement,

(i)       in clause (d) of the definition of “Change of Control”, the text “(other than the consummation of the Permitted Reorganization)” is deleted.

(ii)       the reference to “the Parent” in the definition of “Information Memorandum” is amended to read “SPX Corporation”.

(iii)       the reference to “the Parent” in the definition of “Permitted Reorganization” is amended to read “SPX Corporation”.

(iv)       the reference to “the Parent” in clause (b) of the definition of “Specified Subsidiary” is amended to read “SPX Corporation”.

(v)       the definition of “SPX Holdco” is deleted.

(vi)       a new defined term is added in the appropriate alphabetical order to read as follows:

“SPX Corporation”: SPX Corporation, a Delaware corporation.

(f)      In Section 1.11 of the Credit Agreement,

(i)       the first reference to “the Parent” is amended to read “SPX Corporation”.

(ii)       the last sentence is replaced with the following sentence:

“It is understood and agreed that, with respect to any reference in this Agreement and any other Loan Documents to financial statements or other financial information (including financial covenant-related definitions and terms) of the Parent and/or any of its Subsidiaries, as of any date of determination prior to the effect time of the Merger (as defined on Schedule 1.1G), or for any relevant period ending prior to the effective time of the Merger, in each case, any such reference shall be deemed to be a reference to financial statements or other financial information of SPX Corporation and/or any of its Subsidiaries.”

(g)      Each reference to “the Parent” in Section 1.12 of the Credit Agreement is amended to read “SPX Corporation”.

(h)      The reference to “the Parent” in Section 2.14(c) of the Credit Agreement is amended to read “the Parent, SPX Corporation,”.

(i)       Each reference to “the Parent” in Section 3.4 of the Credit Agreement is amended to read “SPX Corporation”.

(j)       Each reference to “the Parent” in Section 3.12 of the Credit Agreement is amended to read “SPX Corporation”.

(k)      Each reference to “the Parent” in Section 3.14 of the Credit Agreement is amended to read “SPX Corporation”.

(l)       The reference to “the Parent” in Section 4.1(c) of the Credit Agreement is amended to read “SPX Corporation”.

(m)     The reference to “the Parent” in Section 4.1(g) of the Credit Agreement is amended to read “SPX Corporation”.

(n)     The reference to “the Parent” in Section 4.1(j) of the Credit Agreement is amended to read “SPX Corporation”.

(o)      In Section 4.2(a), the text “and except that for purposes of this Section 4.2(a), the representations and warranties contained in Section 3.4(a) shall be deemed to refer to the most recent statements furnished pursuant to Section 5.1(a) and Section 5.1(b)” shall be amended to read “and except that for purposes of this Section 4.2(a), the representations and warranties contained in Section 3.4(a) shall be deemed to refer to the most recent statements of SPX Corporation or the Parent, as applicable, furnished by SPX Corporation or the Parent, as applicable, pursuant to Section 5.1(a) and Section 5.1(b)”.

(p)      Section 5.11(h) of the Credit Agreement is deleted in its entirety.

(q)      In the proviso in clause (i) of the proviso to Section 6.11 of the Credit Agreement, the text “or, from and after the consummation of the Permitted Reorganization, Section 5.11(h)” is deleted in its entirety.

(r)       Each reference to “the Parent” in Section 8.10(a) of the Credit Agreement is amended to read “SPX Corporation”.

(s)      Each reference to “the Parent” in Section 9.13(d) of the Credit Agreement is amended to read “SPX Corporation”.

(t)      The reference to “SPX Corporation” in Schedule 2.6(k) to the Credit Agreement is amended to read “SPX Technologies, Inc.”.

(u)      Each reference to “SPX Corporation” in the Exhibits to the Credit Agreement is amended to read “SPX Technologies, Inc.”.

2.       Amendments to the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement is hereby amended as follows:

(a)      The reference to “SPX CORPORATION” on the cover page of the Guarantee and Collateral Agreement is amended to read “SPX TECHNOLOGIES, INC.”.

(b)      The reference to “SPX CORPORATION, a Delaware corporation (the “Parent”)” in the first paragraph of the Guarantee and Collateral Agreement is amended to read “SPX TECHNOLOGIES, INC., a Delaware corporation (as successor-in-interest to SPX Corporation) (the “Parent”)”.

(c)      The reference to “the Parent” in the first WHEREAS clause of the Guarantee and Collateral Agreement is amended to read “SPX Corporation”.

(d)      The reference to “SPX CORPORATION” in the first WHEREAS clause of Annex 2 to the Guarantee and Collateral Agreement is amended to read “SPX TECHNOLOGIES, INC.”.

(e)      The reference to “SPX Corporation” in the RE line of Annex 3 to the Guarantee and Collateral Agreement is amended to read “SPX Technologies, Inc.”.

(f)      The reference to “SPX CORPORATION” on the signature page of Annex 3 to the Guarantee and Collateral Agreement is amended to read “SPX TECHNOLOGIES, INC.”.

3.       Condition Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the U.S. Borrower and the Administrative Agent.

4.       Miscellaneous.

(a)      The Credit Agreement (as amended by this Amendment), the Guarantee and Collateral Agreement (as amended by this Amendment) and the obligations of the parties thereunder and under the other Loan Documents, are hereby ratified and confirmed by each party hereto and shall remain in full force and effect according to their terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.

(b)      If permitted pursuant to the terms of the Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.

(c)      THIS AMENDMENT shall be construed in accordance with and governed by the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

U.S. BORROWER:	SPX ENTERPRISES, LLC,
a Delaware limited liability company

	By:	/s/ John W. Nurkin
	Name:	John Nurkin
	Title:	Vice President and Secretary

SPX ENTERPRISES, LLC
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND AMENDMENT TO AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as the Administrative Agent

	By:	/s/ Elizabeth Uribe
	Name:	Elizabeth Uribe
	Title:	Assistant Vice President

SPX ENTERPRISES, LLC
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND AMENDMENT TO AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT